                                 SCHEDULE 14A
                                (RULE 14A-101)


                   INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [x]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement                [ ]  Confidential, for Use of the Commission
                                                Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                           Arkansas Best Corporation
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

--------------------------------------------------------------------------------
      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[x]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(l) and 011.

     (1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

     (5)  Total fee paid:

        ------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

        ------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------

     (3)  Filing Party:

        ------------------------------------------------------------------------

     (4)  Date Filed:

        ------------------------------------------------------------------------

                           ARKANSAS BEST CORPORATION


                                     (Logo)

April 10, 1998




To the Stockholders of Arkansas Best Corporation:

You are cordially invited to attend the Annual Meeting of Stockholders of Arkansas Best Corporation on Thursday, May 7, 1998 at 9:00 a.m. at 3801 Old Greenwood Road, Fort Smith, Arkansas 72903. A notice of the meeting, a proxy card and a proxy statement containing information about the matters to be acted upon are enclosed. It is important that your shares be represented at the meeting. We look forward to the Annual Meeting of Stockholders and we hope you will attend the meeting or be represented by proxy.

WE URGE YOU TO SIGN AND DATE YOUR ENCLOSED PROXY CARD AND PROMPTLY RETURN IT IN THE ENCLOSED PRE-ADDRESSED, POSTAGE-PAID ENVELOPE EVEN IF YOU ARE PLANNING TO ATTEND THE MEETING.





/s/ William A. Marquard                           /s/ Robert A. Young III
  William A. Marquard                               Robert A. Young III
 Chairman of the Board                       President-Chief Executive Officer


                ARKANSAS BEST CORPORATION, POST OFFICE BOX 10048
                         FORT SMITH, ARKANSAS 72917-0048

                            ARKANSAS BEST CORPORATION

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                             TO BE HELD MAY 7, 1998


To the Stockholders:

The Annual Meeting of Stockholders of Arkansas Best Corporation, a Delaware corporation, will be held at 3801 Old Greenwood Road, Fort Smith, Arkansas 72903 on Thursday, May 7, 1998 at 9:00 a.m. for the following purposes:

    I. To elect two Class III directors for terms to expire at the 2001 Annual Meeting of Stockholders;

   II.   To amend the 1992 Stock Option Plan;

  III. To ratify the appointment of Ernst & Young LLP as independent auditors for fiscal year 1998;

   IV. To act upon such other matters as may properly be brought before the meeting affecting the business and affairs of the Company.

Only stockholders of record at the close of business on March 10, 1998 will be entitled to notice of and to vote at the meeting or any adjournment thereof.

PLEASE COMPLETE, SIGN AND DATE YOUR ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED.


                                   By Order of the Board of Directors,


                                           /s/ Richard F. Cooper

Fort Smith, Arkansas                          Richard F. Cooper
April 10, 1998                                    Secretary

                            ARKANSAS BEST CORPORATION


                                 PROXY STATEMENT


This Proxy Statement is furnished to the stockholders of Arkansas Best Corporation ("ABC" or the "Company"), in connection with the solicitation of proxies on behalf of the ABC Board of Directors (the "Board") to be voted at the Annual Meeting of Stockholders on May 7, 1998 ("1998 Annual Meeting") for the purposes set forth in the accompanying Notice of Meeting. This Proxy Statement and Notice of Meeting, the related proxy card and the 1997 Annual Report to Stockholders are being mailed to stockholders beginning on or about April 10, 1998. ABC's principal place of business is 3801 Old Greenwood Road, Fort Smith, Arkansas 72903, and its telephone number is 501/785-6000.


                                   RECORD DATE

The Board has fixed the close of business on March 10, 1998 as the record date for the 1998 Annual Meeting. Only stockholders of record on that date will be entitled to vote at the meeting in person or by proxy.


                                     PROXIES

The proxy named on the enclosed proxy card was appointed by the Board to vote the shares represented by the proxy card. Upon receipt by the Company of a properly signed and dated proxy card, the shares represented thereby will be voted in accordance with the instructions on the proxy card. If a stockholder does not return a signed proxy card, his or her shares cannot be voted by proxy. Stockholders are urged to mark the ovals on the proxy card to show how their shares are to be voted. If a stockholder returns a signed proxy card without marking the ovals, the shares represented by the proxy card will be voted as recommended by the Board herein and in the proxy card. The proxy card also confers discretionary authority to the proxy to vote on any other matter not presently known to management that may properly come before the meeting. Any proxy delivered pursuant to this solicitation is revocable at the option of the person(s) executing the same (i) upon receipt by the Company before the proxy is voted of a duly executed proxy bearing a later date, (ii) by written notice of revocation to the Secretary of the Company received before the proxy is voted or
(iii) by such person(s) voting in person at the 1998 Annual Meeting.


                                  VOTING SHARES

On the record date, there were 19,610,213 shares of common stock outstanding and entitled to vote ("Common Stock"). Each share of Common Stock is entitled to one vote. The holders in person or by proxy of a majority of the total number of the shares of Common Stock shall constitute a quorum for purposes of the 1998 Annual Meeting.

                        PROPOSAL I. ELECTION OF DIRECTORS

           THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL I.

The Board is divided into three classes of directorships, with directors in each class serving staggered three-year terms. At each annual meeting of stockholders, the terms of directors in one of the three classes expire. At that annual meeting of stockholders, directors are elected in a class to succeed the directors whose terms expire, the terms of the directors so elected to expire at the third annual meeting of stockholders thereafter. Pursuant to the Company's Certificate of Incorporation, the Board has fixed the number of directorships at six: two in the class to be elected at the 1998 Annual Meeting of Stockholders whose members' terms will expire at the 2001 Annual Meeting of Stockholders, two in the class whose members' terms will expire at the 1999 Annual Meeting of Stockholders, and two in the class whose members' terms will expire at the 2000 Annual Meeting of Stockholders.

It is intended that the shares represented by the accompanying proxy will be voted at the 1998 Annual Meeting for the election of nominees Frank Edelstein and Robert A. Young III as the two directors in the class of directorships whose members' terms will expire in 2001, unless the proxy specifies otherwise. Each nominee has indicated his willingness to serve as a member of the Board, if elected.

If, for any reason not presently known, either Messrs. Edelstein or Young will not be available for election at the time of the 1998 Annual Meeting, the shares represented by the accompanying proxy may be voted for the election in his/their stead of substitute nominee(s) designated by the Board or a committee thereof, unless the proxy withholds authority to vote for all nominees.

Assuming the presence of a quorum, to be elected a nominee must receive the affirmative vote of the holders of a majority of the Common Stock present, in person or by proxy, at the 1998 Annual Meeting.

                            DIRECTORS OF THE COMPANY

The following information relates to the nominees named above and to the other persons whose terms as directors will continue after the 1998 Annual Meeting.

---------------------------------------------------------------------------------------------------------------------
             NAME                        AGE                            BUSINESS EXPERIENCE
---------------------------------------------------------------------------------------------------------------------
CLASS III -- TERM EXPIRES MAY 1998

Frank Edelstein ......................    72     Mr. Edelstein  has been a Director of the Company  since  November
                                                 1988. Mr.  Edelstein  currently  provides  consulting  services to
                                                 Kelso &  Company,  Inc.  and to The  Gordon  + Morris  Group.  Mr.
                                                 Edelstein  served as a Vice  President  of Kelso &  Company,  Inc.
                                                 from 1986 to March  1992.  Prior to 1986,  he  served as  Chairman and  President of  International  Central Bank & Trust Company and
                                                 CPI Pension  Services,  Inc.,  as well as Senior  Vice  President,
                                                 Financial  Services Group, at Continental  Insurance  Corporation.
                                                 He  also  has  held   positions  as  Corporate   Vice   President,
                                                 Automatic  Data  Processing,  Inc. and Executive Vice President of
                                                 Olivetti   Corporation  of  America.   Mr.  Edelstein  also  is  a
                                                 Director of Ceradyne, Inc., and IHOP Corp.

Robert A. Young III ..................    57     Mr. Young  has  been a  Director  of the  Company  since  1970 and
                                                 Chief  Executive   Officer  of  the  Company  since  August  1988,
                                                 President  since 1973 and was Chief  Operating  Officer  from 1973 to 1988.  Mr. Young  also has been a  Director  of  Treadco,  Inc.
                                                 since June 1991. Mr. Young also is a Director of Mosler, Inc.

                                      (2)

---------------------------------------------------------------------------------------------------------------------
                  NAME                    AGE                            BUSINESS EXPERIENCE
---------------------------------------------------------------------------------------------------------------------
CLASS I -- TERM EXPIRES MAY 1999

William A. Marquard ..................    78     Mr. Marquard  has been  Chairman  of the Board and a  Director  of the Company since  November  1988 and a Director of Treadco,  Inc.
                                                 since June 1991.  In April  1992,  Mr. Marquard  was  elected as a
                                                 Director  of the  Board  of Kelso &  Company,  Inc.  From  1971 to
                                                 1983,  Mr. Marquard  was President and Chief Executive  Officer of
                                                 American  Standard  Inc. and from 1979 to 1985, he was Chairman of the Board of  American  Standard  Inc.  Mr. Marquard  resumed  his position as Chairman  of the Board of  American  Standard  Inc. in
                                                 February  1989  until  March 31,  1992 when he was named  Chairman
                                                 Emeritus.  Mr. Marquard  also became  Chairman of the Board of ASI
                                                 Holding  Corporation in February 1989 until  March 31,  1992, when he was named Chairman  Emeritus.  Mr. Marquard  is Chairman of the
                                                 Board of Mosler,  Inc.,  and a Director of Earle M. Jorgensen Co.,
                                                 and EarthShell Container Corporation.

Alan J. Zakon, Ph.D ..................    62     Dr. Zakon  has  been a  Director  of the  Company  since  February
                                                 1993.  Dr. Zakon was a Managing  Director of Bankers Trust Company
                                                 through March,  1995, for which he previously  served as Chairman,
                                                 Strategic  Policy  Committee from 1989 to 1990. From 1980 to 1986,
                                                 Dr. Zakon  was President of Boston  Consulting  Group before being
                                                 named  its  Chairman  in  1986,   having   previously   served  as
                                                 Consultant  from  1967 to 1969 and  Vice  President  from  1969 to
                                                 1980.  Dr. Zakon is currently  serving as a member of the Board of
                                                 Directors  of  several   companies,   including   Boyle   Leasing,
                                                 Hechinger  Corporation,  and Chairman of the  Executive  Committee
                                                 of the Board of Autotote  Corporation,  and is a former  member of
                                                 the  Advisory  Committee  to  the  Stanford   University  Graduate
                                                 School of Business.

CLASS II -- TERM EXPIRES MAY 2000

Arthur J. Fritz, Jr. .................    57     Mr. Fritz  has been a Director  of the  Company  since April 1989.
                                                 From 1971 to 1986,  Mr. Fritz  was  President of Fritz  Companies,
                                                 Inc. and its Chairman  from 1986 to 1988.  Mr. Fritz has served as
                                                 Chairman  of  JABAR  Enterprises  since  October  1988  and  is  a
                                                 Director of  Intercargo  Corporation  and Landstar  Systems,  Inc.
                                                 Mr. Fritz  is  former  President  and  Chairman  of  the  National
                                                 Association   of  Customs   Brokers  and  Freight   Forwarders  of
                                                 America.

John H. Morris .......................    54     Mr. Morris  has been a  Director  of the  Company  since July 1988 and a Director  of  Treadco,  Inc.  since  June  1991.  Mr. Morris currently  serves as President of The Gordon + Morris  Group.  Mr.
                                                 Morris is a Director of  Outsourcing  Services  Group.  Mr. Morris
                                                 served  as a  Managing  Director  of Kelso &  Company,  Inc.  from
                                                 March  1989 to March  1992,  was a  General  Partner  from 1987 to
                                                 March  1989,  and  prior  to 1987 was a Vice  President.  Prior to
                                                 1985,  Mr. Morris  was  President of LBO Capital Corp. In February
                                                 1997,  Merchant's  Transportation  &  Logistics  Company,  and its
                                                 subsidiaries,  filed  petitions  under  Chapter 11 of the  federal
                                                 bankruptcy   laws.  Mr.  Morris  served  as  a  Director  of  such
                                                 entities   through   January  1997  and  briefly   served  as  the
                                                 President  of  such  entities  for  about  a  two-week  period  in
                                                 November 1995 before these entities became operating companies.


                                      (3)

                        BOARD OF DIRECTORS AND COMMITTEES

The business of the Company is managed under the direction of the Board of Directors. The Board meets on a regularly scheduled basis four times a year to review significant developments affecting the Company and to act on matters requiring Board approval. It also holds special meetings when an important matter requires Board action between scheduled meetings. The Board met eight times during 1997. During 1997, each member of the Board participated in at least 75% of all Board and applicable committee meetings held during the period for which he was a Director, except Mr. Fritz who attended less than 75% due to illness.

The Board has established Audit, Executive Compensation and Development, and Stock Option committees to devote attention to specific subjects and to assist it in the discharge of its responsibilities. The functions of those committees, their current members and the number of meetings held during 1997 are described below. The Board does not have a committee for nomination of directors. The Board nominates candidates for director.

Audit Committee. The Audit Committee recommends to the Board the appointment of the firm selected to be independent public accountants for the Company and monitors the performance of such firm; reviews and approves the scope of the annual audit and quarterly reviews and evaluates with the independent public accountants the Company's annual audit and annual consolidated financial statements; reviews with management the status of internal accounting controls; and evaluates problem areas having a potential financial impact on the Company which may be brought to its attention by management, the independent public accountants or the Board. Messrs. Edelstein, Fritz, Morris, and Zakon currently are members of the Audit Committee. The Audit Committee met four times during 1997.

Executive Compensation and Development Committee. The Executive Compensation and Development Committee is responsible for reviewing executive management's performance and for determining appropriate compensation. Messrs. Marquard, Morris and Young currently are members of the Executive Compensation and Development Committee.
The Executive Compensation and Development Committee met four times during 1997.

Stock Option Committee. The Stock Option Committee administers the Company's 1992 Stock Option Plan. The Stock Option Committee has the power to determine from time to time the individuals to whom options shall be granted, the number of shares to be covered by each option, and the time or times at which options shall be granted. Messrs. Fritz, Edelstein, and Zakon currently are members of the Stock Option Committee. The Stock Option Committee met twice during 1997.

Director Compensation. Mr. Young, as an officer of the Company, receives no compensation for services as a director or committee member. Mr. Marquard, as Chairman, receives a $62,500 annual retainer and other non-employee directors receive a $25,000 annual retainer. Each non-employee director receives $1,000 for each Board meeting attended and for each meeting of a committee of the Board attended, if the committee meeting is held other than in conjunction with a Board meeting.

Messrs. Edelstein, Fritz and Zakon, as members of the Stock Option Committee, each received automatic stock option grants under the Company's 1992 Stock Option Plan on January 2, 1997, for 7,500 shares of the Company's Common Stock at a fair market value exercise price of $10.25 per share. Messrs. Marquard and Morris, non-employee Directors, each received stock options under the Company's 1992 Stock Option Plan on January 28, 1997 for 7,500 shares of the Company's Common Stock at a fair market value of $11.06 per share. On each anniversary date of the grant, 20% of the options vest and thereafter can be exercised through the tenth year after the grant date.


                                      (4)

                 PRINCIPAL STOCKHOLDERS AND MANAGEMENT OWNERSHIP

The following table sets forth certain information concerning beneficial ownership of the Company's Common Stock as of March 10, 1998, by (i) each person who is known by the Company to own beneficially more than five percent (5%) of the outstanding shares of Common Stock, (ii) each director and named executive officer of the Company and (iii) all directors and executive officers as a group.

-------------------------------------------------------------------------------------------------------------------
                                                                                  SHARES              PERCENTAGE
                                                                               BENEFICIALLY            OF SHARES
                                                                                   OWNED              OUTSTANDING
-------------------------------------------------------------------------------------------------------------------
(i) NAME / ADDRESS

Mellon Bank Corporation (1)............................................           2,047,900              10.4%
One Mellon Bank Center
Pittsburgh, PA 15258

State of Wisconsin Investment Board (2)................................           1,400,000               7.1%
P. O. Box 7842
Madison, WI 53707

Dimensional Fund Advisors, Inc. (3)....................................           1,183,800               6.0%
1299 Ocean Avenue, 11th Floor
Santa Monica, CA 90401

(ii)  NAME                                                POSITION

Robert A. Young III (4)(5)...............   Director, President - CEO             2,203,828              11.2%
William A. Marquard (4)(6)...............   Director                                182,048               *
John H. Morris (4)(7)....................   Director                                130,015               *
Arthur J. Fritz, Jr. (4)(8)..............   Director                                 83,971               *
Frank Edelstein (4)(9)...................   Director                                 25,823               *
Alan J. Zakon (4)........................   Director                                 26,000               *
Lary R. Scott (4)........................   Executive Vice President                 24,500               *
David E. Stubblefield (4)(10)............   President-CEO, ABF                      121,759               *
David Loeffler (4) ......................   Vice President-CFO                       65,200               *
J. Lavon Morton (4) .....................   Vice President-Financial Reporting       37,500               *
Richard F. Cooper (4) ...................   Vice President-Administration            28,629               *

(iii)  All Directors and Executive Officers as a Group (11 total)..........       2,929,273              14.9%

*Less than 1%
-----------------

    (1) According to the most recent Schedule 13G it has provided to the Company, Mellon Bank Corporation beneficially owns 2,051,685 shares of the Company's Common Stock and has the following voting and investment powers with respect to such shares: (a) sole voting power, 1,736,700;
         (b) shared voting power, -0-; (c) sole dispositive power, 1,848,900;
         (d) shared dispositive power, 199,000.

    (2) According to the most recent Schedule 13G it has provided to the Company, the State of Wisconsin Investment Board beneficially owns 1,400,000 shares of the Company's Common Stock and has the following voting and investment powers with respect to such shares: (a) sole voting power, 1,400,000; (b) shared voting power, not applicable; (c) sole investment power; 1,400,000; (d) shared investment power, not applicable.


                                      (5)

    (3) According to the most recent Schedule 13G it has provided to the Company, Dimensional Fund Advisors Inc. ("Dimensional"), a registered investment advisor, is deemed to have beneficial ownership of 1,183,800 shares of the Company's Common Stock as of December 31, 1997, all of which shares are held in portfolios of DFA Investment Dimensions Group Inc., a registered open-end investment company, or in series of the DFA Investment Trust Company, a Delaware business trust, or the DFA Group Trust and DFA Participation Group Trust, investment vehicles for qualified employee benefit plans, all of which Dimensional Fund Advisors, Inc. serves as investment manager. Dimensional disclaims beneficial ownership of all such shares.

    (4) Includes stock option shares of Common Stock which are vested and will vest within 60 days of the record date as follows: each of Messrs. Marquard, Morris, Edelstein, Fritz and Zakon have a total of 21,000 -- 19,500 vested and 1,500 that will vest within 60 days; Young has a total of 76,760 -- 72,760 vested and 4,000 that will vest within 60 days; Scott has a total of 14,500 -- 12,000 vested and 2,500 that will vest within 60 days; Stubblefield has a total of 37,300 -- 33,700 vested and 3,600 that will vest within 60 days; Loeffler has a total of 9,700 -- 7,200 vested and 2,500 that will vest within 60 days; Cooper has a total of 24,200 -- 21,700 vested and 2,500 that will vest within 60 days; and Morton has a total of 2,500 that will vest within 60 days.

    (5) Mr. Young directly owns 10,000 shares (less than 1%) of Treadco, Inc.'s ("Treadco") outstanding common stock. Because Mr. Young is a Director and greater than 10% stockholder of the Company, Mr. Young may be deemed to be the indirect beneficial owner of all shares of Treadco owned by the Company (2,319,700 shares or 45.7% of the total number of shares outstanding).

    (6) Mr. Marquard directly owns 10,000 shares (less than 1%) of Treadco's outstanding common stock.

    (7) Mr. Morris indirectly owns 109,015 shares as co-trustee of the John H. Morris and Sharon L. Morris Family Trust.

    (8) Includes 11,993 shares held by Trayjen, L.P., which are indirectly owned by Mr. Fritz by virtue of his status as general partner.

    (9) Mr. Edelstein indirectly owns 4,823 shares as joint trustee of the Edelstein Living Trust.

   (10) Mr. Stubblefield has been President and Chief Executive Officer of ABF Freight System, Inc. ("ABF"), a subsidiary of the Company, since January 1, 1995. From 1979 through 1994, Mr. Stubblefield was Senior Vice President - Marketing of ABF.


                                      (6)

                        EXECUTIVE OFFICERS OF THE COMPANY

The following table sets forth the name, age, principal occupation and business experience during the last five years of each of the current executive officers of the Company and its largest subsidiary. The executive officers serve at the pleasure of the Board. For information regarding ownership of the Common Stock by the executive officers of the Company, see "PRINCIPAL STOCKHOLDERS AND MANAGEMENT OWNERSHIP." There are no family relationships among directors and executive officers of the Company or its subsidiaries.

---------------------------------- ------- --------------------------------------------------------------------------
              NAME                  AGE                               BUSINESS EXPERIENCE
---------------------------------- ------- --------------------------------------------------------------------------
Robert A. Young III............      57    See previous description.
President-Chief
Executive Officer

Lary R. Scott..................      61    Mr.  Scott was  appointed  the  Company's  Executive  Vice  President  in
Executive Vice President                   December  1995.  Prior to its June 1997 merger into the  Company,  he was
                                           Chairman of the Board of WorldWay Corporation commencing in May 1994 and Vice Chairman and Chief Executive Officer of WorldWay commencing in
                                           1993. WorldWay became a wholly owned subsidiary of the Company in August
                                           1995; prior to that, it was a publicly traded company. For approximately two years prior to joining WorldWay, Mr. Scott served as a transportation consultant. Prior to that time, he was President and Chief Executive Officer of Consolidated Freightways, Inc. Mr. Scott serves on the board of directors of The Clorox Company.

David E. Stubblefield..........      60    Mr.  Stubblefield  has been President and Chief Executive  Officer of ABF
ABF President-                             Freight System,  Inc. ("ABF"),  the Company's largest  subsidiary,  since
Chief Executive Officer                    January 1, 1995,  and a Director  of ABF since  1985.  From 1979  through
                                           1994, Mr. Stubblefield was Senior Vice President-Marketing of ABF.

David E. Loeffler..............      51    Mr.  Loeffler was appointed Vice  President-Chief  Financial  Officer and
Vice President-                            Treasurer of the Company and Treadco in April 1997.  From  December  1995
Chief Financial Officer                    to April  1997,  he was the Vice  President-Treasurer  of the Company and
and Treasurer                              Treasurer  of  Treadco.  From 1992 to 1995,  Mr.  Loeffler  was a private investor and in investment  management.  From 1983 to 1992, he was Senior
                                           Vice President - Finance and Administration and Chief Financial Officer
                                           for Yellow Freight System, Inc.

Richard F. Cooper..............      46    Mr.  Cooper  has been  Vice  President-Administration  since  1995,  Vice
Vice President-Administration              President-Risk  Management  of the  Company  from  April 1991 to 1995 and
General Counsel and                        Vice President-General  Counsel since 1986. Mr. Cooper has been Secretary
Secretary                                  since 1987.  Mr. Cooper  also has been  Secretary  of Treadco  since June
                                           1991.

J. Lavon Morton ...............      47    Mr.  Morton  was  appointed  Vice  President-Financial  Reporting  of the
Vice President-                            Company  and of Treadco in May 1997.  Mr.  Morton  joined the  Company as
Financial Reporting                        Assistant  Treasurer in December  1996.  From October 1984 until November
                                           1996, Mr. Morton was a Partner in
                                           Ernst & Young LLP. From 1972 until
                                           1984, Mr. Morton was employed by
                                           Ernst & Young LLP. Mr. Morton is a
                                           Certified Public Accountant.


                                      (7)

                             EXECUTIVE COMPENSATION

The following table sets forth information regarding compensation paid during each of the Company's last three fiscal years to the Company's Chief Executive Officer and each of the Company's five other most highly compensated executive officers, based on salary and bonus earned during 1997.

                           SUMMARY COMPENSATION TABLE

                                                                                   LONG-TERM COMPENSATION
                                                                               ----------------------------------
                                          ANNUAL COMPENSATION                         AWARDS              PAYOUTS
                               ----------------------------------------        --------------------       -------
          (a)                   (b)       (c)          (d)          (e)            (f)          (g)         (h)            (i)


         NAME                                                      OTHER       RESTRICTED
          AND                                                     ANNUAL          STOCK       OPTIONS/     LTIP         ALL OTHER
       PRINCIPAL                        SALARY       BONUS    COMPENSATION     AWARD(S)        SARS      PAYOUTS     COMPENSATION
       POSITION                YEAR       ($)       ($)(1)         ($)            ($)         (#)(2)       ($)          ($)(3)
------------------------------ -----   --------    --------   ------------     ----------     --------   -------     ------------
Robert A. Young III...........  1997   $375,000    $540,765              -             -       20,000          -        $59,370
President - CEO                 1996    375,000           -              -             -       45,400          -         89,977
                                1995    375,000           -              -             -            -          -         89,977

Lary R. Scott ................  1997    250,000     330,467              -             -       12,500          -          1,600
Executive Vice President        1996    250,000           -              -             -       30,000          -          1,250
                                1995     96,660           -              -             -            -          -        849,161

David E. Stubblefield ........  1997    262,500     357,019              -             -       18,000          -         25,705
ABF President-CEO               1996    250,000           -              -             -       18,000          -         48,391
                                1995    250,000           -              -             -       10,000          -         48,391

David E. Loeffler ............  1997    166,664     189,268              -             -       12,500          -         12,075
Vice President-CFO              1996    150,000           -              -             -       18,000          -         13,875
                                1995     12,500           -              -             -            -          -              -

Richard F. Cooper ............  1997    142,500     162,230              -             -       12,500          -          9,418
Vice President-Administration   1996    135,000           -              -             -       15,000          -         12,312
                                1995    133,750           -              -             -            -          -         12,299
J. Lavon Morton ..............  1997    150,000     162,230              -             -       12,500          -         16,436
Vice President-                 1996     12,500           -              -             -            -          -              -
Financial Reporting             1995          -           -              -             -            -          -              -

(1) Reflects bonus earned during the fiscal year. Bonuses are normally paid during the next fiscal year.

(2) Options granted to acquire shares of Common Stock.

(3) "All Other Compensation" for 1997 includes the following for Messrs. Young, Scott, Stubblefield, Loeffler, 75 Cooper and Morton: (i) Company matching contributions to the Company's 401(k) Savings Plan of $1,600; 75 $1,600; $1,600; $1,600; $1,425 and $1,600 for each named executive, respectively;
     (ii) amounts accrued under the Company's Supplemental Benefit Plan of $57,770; $0; $24,105; $2,626; $5,846 and $0 for each named 75 executive, respectively; (iii) amounts accrued under Deferred Salary Agreements of $0; $0; $0; $7,848; 75 $2,146 and $2,336 for each named executive, respectively. The Deferred Salary Agreements are not 75 performance-based incentive plans. For Mr. Scott, 1995 includes a one-time payment of amounts in settlement of his stock option, employment and severance agreements, resulting from the Company's purchase of WorldWay Corporation in August 1995. For Mr. Morton, 1997 includes a one-time payment for moving expense.


                                      (8)

              AGGREGATED OPTIONS/SAR EXERCISES IN LAST FISCAL YEAR
                     AND FISCAL YEAR-END OPTIONS/SAR VALUES

The following table provides information related to options exercised by the named executive officers during the 1997 fiscal year and the number and value of options held at fiscal year end. The Company does not have any outstanding stock appreciation rights.

                                                            NUMBER OF SECURITIES
                                                       UNDERLYING UNEXERCISED OPTIONS/       IN-THE-MONEY OPTIONS/SARS
                            SHARES                       SARS AT FISCAL YEAR-END (#)          AT FISCAL YEAR-END ($)(1)
                           ACQUIRED          VALUE      ----------------------------        -----------------------------
NAME                    ON EXERCISE(#)    REALIZED($)   EXERCISABLE    UNEXERCISABLE        EXERCISABLE     UNEXERCISABLE
----------------        --------------    -----------   -----------    -------------        -----------     -------------
Robert A. Young III            -               -           63,680          56,320             30,645           215,080

Lary R. Scott                  -               -            6,000          36,500             20,250           138,812

David E. Stubblefield          -               -           28,100          38,400             12,150           131,850

David E. Loeffler              -               -            3,600          26,900             12,150           106,412

Richard F. Cooper              -               -           18,700          24,500             10,125            98,312

J. Lavon Morton                -               -                -          12,500                  -            57,812

(1) The closing price for the Company's Common Stock as reported by the NASDAQ Stock Market on December 31, 1997 was $9.75. Value is calculated on the basis of the difference between the option exercise price and $9.75 multiplied by the number of shares of Common Stock underlying the option.


                                      (9)

                            OPTIONS/SAR GRANTS TABLE

The following table provides information related to options granted to the named executive officers during 1997.

                                                                                          POTENTIAL REALIZABLE
                                                                                            VALUE AT ASSUMED
                                                                                          ANNUAL RATE OF STOCK
                                                                                           PRICE APPRECIATION
                         INDIVIDUAL GRANTS                                                 FOR OPTION TERM (1)
------------------------------------------------------------------------------------      -----------------------
(a)                            (b)               (c)            (d)          (e)            (f)            (g)
                                             % of Total
                                            OPTIONS/SARS     EXERCISE
                           OPTIONS/SARS      GRANTED TO       OR BASE
                              GRANTED       EMPLOYEES IN       PRICE      EXPIRATION
NAME                       (#)(2)(3)(4)      FISCAL YEAR     ($/SH)(5)        DATE          5%($)        10%($)
------------------------------------------------------------------------------------      ----------------------
Robert A. Young III           20,000               7.3%        $5.125      3/24/07        $64,400       $163,400
Lary R. Scott                 12,500               4.6%        $5.125      3/24/07         40,250        102,125
David E. Stubblefield         18,000               6.6%        $5.125      3/24/07         57,960        147,060
David E. Loeffler             12,500               4.6%        $5.125      3/24/07         40,250        102,125
J. Lavon Morton               12,500               4.6%        $5.125      3/24/07         40,250        102,125
Richard F. Cooper             12,500               4.6%        $5.125      3/24/07         40,250        102,125

(1) The potential realizable value portion of the foregoing table illustrates value that might be realized upon exercise of the options immediately prior to the expiration of their term, assuming the specified compounded rates of appreciation on the Company's Common Stock over the term of the options. These numbers do not take into account provisions of certain options providing for termination of the options following termination of employment, nontransferability or vesting over periods of up to five years.

(2) Options granted in 1997 are exercisable starting 12 months after the grant date, with 20% of the shares covered thereby becoming exercisable at that time and with an additional 20% of the option shares becoming exercisable on each successive anniversary date, with full vesting occurring on the fifth anniversary date.

(3) The options were granted for a term of 10 years, subject to earlier termination in certain events related to termination of employment.

(4) In the event of a change in control, the options will vest immediately and the Stock Option Committee may allow an employee to "put" the excess of the fair market value over the exercise price of the options to the Company.

(5) The Option Plan permits the exercise of options by delivery of shares of Common Stock owned by the optionee in lieu of or in addition to cash or by financing made available by the Company.


                                      (10)

                REPORT ON EXECUTIVE COMPENSATION BY THE EXECUTIVE
                     COMPENSATION AND DEVELOPMENT COMMITTEE
                           AND STOCK OPTION COMMITTEE

The Company is engaged in the highly competitive and evolving freight transportation industry. To be able to continue its past growth and succeed in the future, the Company believes it must be able to retain its executive management team and to attract additional qualified executives when needed.

The Board's philosophy that compensation of the executive management team should be materially linked to both operating and stock price performance with the goal of enhancing the value of the Company is administered by its Executive Compensation and Development Committee ("Compensation Committee") and its Stock Option Committee.

The Compensation Committee is comprised of Messrs. Marquard, Morris, and Young and the Stock Option Committee is comprised of Messrs. Edelstein, Fritz, and Zakon. All Committee Members are non-employee directors except Mr. Young, who is the Company's President-Chief Executive Officer. The Compensation Committee, at its discretion, reviews and grants all forms of executive compensation except stock options and performance award units. The Stock Option Committee, at its discretion, grants stock options and performance award units to the executive group pursuant to the Company's stock option plan and performance award program, respectively. Both plans have been previously approved by the Company's Board of Directors and stockholders.

In furtherance of the Company's philosophy, the executive management team's compensation is primarily composed of the following blend of short-term and long-term items, all designed to motivate daily, annual and multi-year executive performance that results in increased value of the Company for its stockholders:

    (i) Base Salary. The Compensation Committee reviews and sets the base salaries of the Company's executive officers, normally on an annual basis. In setting salary levels, the Compensation Committee considers a variety of subjective and objective criteria such as: variety of experience and years of service with the Company; special expertise and talents of the individual; recent and historical operating results of the Company; industry and general economic conditions which may affect the Company's performance; and the Compensation Committee members' knowledge and experience and a consultant's analysis in determining appropriate salary levels and total compensation programs for executives.

    (ii) Annual Incentive Plan. The Company's Annual Incentive Plan is based on Return on Capital Employed ("ROCE"), which is defined as the total of:
          (i) current and long-term external debt, (ii) intercompany receivables and payables, (iii) long term operating leases, and (iv) equity. Net Income for the ROCE calculation is net income before extraordinary items and incentive compensation and after adding back the after tax effect of interest expense. The incentive compensation for each participant is determined by a matrix relating to a Percent of Target to ROCE achieved. The resulting percent is multiplied by the Target Incentive Salary Percent for the participant. The resulting percent is multiplied by the participant's annual salary.

    (iii) Stock Option Plan. The Stock Option Committee is responsible for the granting of stock options to the executive group under the Company's 1992 Stock Option Plan ("1992 Plan"). Under current stock option agreements with the named executives, the grant's value to the optionee is equal to the public trading price of the Company's stock. The optionee vests in 20% of the total shares granted on each of the five subsequent anniversary dates of the grant, and has up to 10 years from the date of the grant to exercise part or all of his grant. The Company believes that this combination of 20% annual vesting with a 10-year exercise period blends its desire to tie the optionee's motivation under the stock option grant to both short-term and long-term performance of the Company's stock.

          Under the 1992 Plan, the Stock Option Committee generally has discretion regarding size, recipients and other non-exercise-price terms and conditions of grants. Such discretion allows, but does not require, the Stock Option Committee to consider prior stock option grants to executives when considering new grants.


                                      (11)

          Stock option grants made to the executive group have been based on advice from an independent consultant and on the judgement of the Stock Option Committee members.

    (iv) Deferred Salary Agreements. The Company has Deferred Salary Agreements with certain Company and subsidiaries' executives. The Company believes these Deferred Salary Agreements have aided it in retaining these individuals who average over 25 years of employment with it or its subsidiaries or in the transportation industry and have acquired experience, knowledge and contacts of considerable value to it. See "EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT AND CHANGE IN CONTROL ARRANGEMENTS" section for additional information.

The Board believes that the Chief Executive Officer ("CEO") is the leader of the executive management team, and therefore the Compensation Committee and Stock Option Committee apply the same philosophy as discussed above to the CEO's compensation package.

The Board believes its philosophy has built an experienced, motivated executive management team whose compensation package and stock ownership, both personal and through stock option grants, are closely linked to the interest of the Company's stockholders. The Board's policy is to take reasonable steps to avoid having any compensation not be deductible to the Company under Section 162(m) of the Internal Revenue Code of 1986, as amended.

EXECUTIVE COMPENSATION AND
DEVELOPMENT COMMITTEE                        STOCK OPTION COMMITTEE

William A. Marquard                          Arthur J. Fritz, Jr.
John H. Morris                               Frank Edelstein
Robert A. Young III                          Alan J. Zakon

This Report will not be deemed to be incorporated by reference in any filing by the Company under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates this Report by reference.


                EXECUTIVE COMPENSATION AND DEVELOPMENT COMMITTEE
                      INTERLOCKS AND INSIDER PARTICIPATION

Robert A. Young III, a member of the Company's Executive Compensation and Development Committee, is the Company's President-CEO.

Pursuant to the terms of a Stockholders' Agreement, the Company has agreed that it will offer Mr. Young the right to include shares of the Company's Common Stock he owns in certain registration statements filed by the Company (the "Piggy-back Rights"). The Company will indemnify Mr. Young for securities law liabilities in connection with any such offering, other than liabilities resulting from information furnished in writing by Mr. Young. The Company is obligated to pay all expenses incurred in connection with the registration of shares of Company Common Stock in connection with the Piggy-back Rights, excluding underwriters' discounts and commissions.


                                      (12)

                             STOCK PERFORMANCE GRAPH

The following graph shows a comparison of cumulative total return for the Company, the Nasdaq Market Index, and an index of peer companies selected by the Company.

                      COMPARISON OF CUMULATIVE TOTAL RETURN
        AMONG ARKANSAS BEST CORPORATION, NASDAQ MARKET INDEX & PEER GROUP


                               FISCAL YEAR ENDING

COMPANY                   1992      1993      1994       1995      1996      1997

ARKANSAS BEST CORP         100     103.68     80.71      52.61     29.28     65.25
PEER GROUP                 100      91.19     89.02      71.67     37.53     82.18
BROAD MARKET               100     119.95    125.94     163.35    202.99    248.30


The above comparisons assume $100 was invested on January 1, 1993 in the Company's Common Stock and each of the foregoing indices and assumes reinvestment of dividends. All calculations have been prepared by Media General Financial Services. The stockholder return shown on the graph above is not necessarily indicative of future performance.

The Company considers itself a diversified transportation holding company with an emphasis on long-haul less-than-truckload ("LTL") motor carrier of general commodities. Accordingly, the Company believes it is important that its performance be compared to that of other transportation companies with similar operations. Therefore, companies in the peer group are as follows: Caliber Systems, Inc., Consolidated Freightways, Inc., and Yellow Corp. of Delaware.

                          RETIREMENT AND SAVINGS PLANS

Non-union employees of the Company who fulfill a minimum age and service requirement are eligible to participate in the Company's Retirement Plan which generally provides fixed benefits payable in annuity form upon retirement at age 65. Benefits also may be paid in the form of a lump sum at the participant's election. Credited years of service for each of the individuals named in the EXECUTIVE COMPENSATION - SUMMARY COMPENSATION TABLE ("Executive Compensation Table") are: Robert A. Young III, 33 years; Lary R. Scott, 2 years; David E. Stubblefield, 38 years; Richard F. Cooper, 14 years; J. Lavon Morton, 1 year and David E. Loeffler, 2 years. Benefits are based upon a participant's years of service with the Company and average total monthly earnings (exclusive of extraordinary remuneration and expense allowances and subject to the annual Code limitation after 1988 of $150,000 as adjusted to reflect cost of living increases) during any five consecutive calendar years during the participant's employment with the Company since 1980 which will give the participant the highest average monthly earnings. Benefits also are subject to certain other limitations in the Code.


                                      (13)

The following table illustrates the total estimated annual benefits payable from the Retirement Plan and, if applicable, the Company's Supplemental Benefit Plan (see below) upon retirement at age 65, in the form of a single life annuity, to persons in the specified compensation and years-of-service classifications. Benefits listed in the table are not subject to any deductions for Social Security or other offset amounts.

---------------------------------------------------------------------------------------------------------------
      HIGHEST
    FIVE YEARS
      AVERAGE                                                         YEARS OF SERVICE
   COMPENSATION                                   15            20           25              30           35
---------------------------------------------------------------------------------------------------------------
      $ 50,000    ..........................    $   17,187   $   23,437   $   23,800   $   28,560   $   33,320
       100,000    ..........................        35,937       48,437       48,800       58,560       68,320
       150,000    ..........................        54,687       73,437       73,800       88,560      103,320
       200,000    ..........................        73,437       98,437       98,800      118,560      138,320
       500,000    ..........................       185,937      248,437      248,800      298,560      348,320
---------------------------------------------------------------------------------------------------------------

In December 1987, the Company also established the Arkansas Best Corporation Supplemental Benefit Plan for the purpose of supplementing benefits under the Company's Retirement Plan. The Code places limits on the amount of income participants may receive under the Company's Retirement Plan. In order to compensate for those limitations and for reductions in the rate of benefit accruals from the 1985 formula under the Company's Retirement Plan, the Supplemental Benefit Plan will pay sums in addition to amounts payable under the Retirement Plan to eligible participants. Participation in the Supplemental Benefit Plan is limited to employees of the Company who are participants in the Company's Retirement Plan and who are also either officers at or above the rank of vice president of the Company or are designated as participants in the Supplemental Benefit Plan by the Company's Board. The amount due to each participant in the Supplemental Benefit Plan is the actuarial equivalent of the excess of (1) the payment due under the Company's Retirement Plan as in effect on January 1, 1985, as amended, but without regard to any amendments that decrease the rate of benefit accruals and without regard to any Code limitations, or the current Retirement Plan without regard to any Code limitations if more; over (2) the actual benefit received from the Retirement Plan. This payment will be made in a single cash sum within 30 days following the participant's termination of employment. Amounts attributable to the Supplemental Benefit Plan are included in the pension table set forth above.

The Company has agreed to provide reimbursement for otherwise unreimbursed medical expenses to certain employees of the Company and its subsidiaries, including the individuals named in the Executive Compensation Table. These benefits are presently covered by an insurance program and commence at retirement and continue for the life of the employee (and spouse or other eligible dependents).

             EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT AND
                         CHANGE IN CONTROL ARRANGEMENTS

The Company does not have any Employment Contracts with the Chief Executive Officer or any of the named executive officers.

The Company's Stock Option Agreements provide that in the event of a change in control of the Company, as defined in the Agreement, all non-vested options immediately vest.

The Company has Deferred Salary Agreements with certain management employees of the Company and its subsidiaries, including the named executives, due to their tenure, experience, knowledge and contacts which are of considerable value to the Company. The amounts of deferred salary vary according to the individual and according to age at retirement or other termination of employment and are to be paid in 120 equal monthly installments after termination of the individual's employment. The amounts payable under the Deferred Salary Agreements are not vested and are subject to forfeiture under certain circumstances. The Executive Compensation Table includes the amount accrued annually for each named executive under these Agreements.


                                      (14)

                     CERTAIN TRANSACTIONS AND RELATIONSHIPS

STOCKHOLDERS' AGREEMENT. Pursuant to the terms of a Stockholders' Agreement, the Company has agreed that it will offer Robert A. Young III the right to include shares of the Company's Common Stock he owns in certain registration statements filed by the Company (the "Piggy-back Rights").

The Company will indemnify Mr. Young for securities law liabilities in connection with any such offering, other than liabilities resulting from information furnished in writing by Mr. Young. The Company is obligated to pay all expenses incurred in connection with the registration of shares of Company Common Stock in connection with the Piggy-back Rights, excluding underwriters' discounts and commissions.


             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

The Company's executive officers, directors, and persons who own more than 10% of a registered class of the Company's equity securities are required to file, under the Securities Exchange Act of 1934, reports of ownership and changes of ownership with the Securities and Exchange Commission.

Based solely on information provided to the Company, the Company believes that during the preceding year its executive officers, directors, and 10% stockholders have complied with all applicable filing requirements.


              PROPOSAL II. AMENDMENT TO THE 1992 STOCK OPTION PLAN

           THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL II.

The Board of Directors has approved, and has recommended that the stockholders approve, an amendment (the "1998 Amendment") to the Company's 1992 Stock Option Plan as previously amended. The 1998 Amendment: (i) provides an additional 900,000 shares of the Company's authorized but unissued Common Stock to be available for issuance under the 1992 Plan, and (ii) sets the date of the automatic option grant to the Stock Option Committee ("Committee") members to coincide with the Company's first regular Board of Directors' meeting during each calendar year, or the last trading day in January of each year, whichever occurs first.

Description of 1992 Plan

The 1992 Plan provides that up to 2,000,000 shares of Common Stock are available for awards of incentive and nonqualified stock options to directors and key employees of the Company and subsidiaries. Any shares subject to unexercised portions of options granted under the 1992 Plan that have terminated may be regranted under new options. As of March 10, 1998, 58,120 shares of Common Stock were available to be granted under the 1992 Plan.

The following is a summary of certain provisions of the 1992 Plan.

General. Options granted under the 1992 Plan may be either "incentive stock options" ("ISOs") that meet the qualifications of Section 422 of the Internal Revenue Code of 1986, as amended, or nonqualified stock options ("NQSOs") that do not meet the qualifications of Section 422. A maximum of 2,000,000 shares of Common Stock (subject to certain anti-dilution provisions) may be subject to options under the 1992 Plan. As of March 10, 1998, options for 1,817,000 shares of Common Stock were outstanding and options for 124,880 shares had been exercised. On March 10, 1998, the last reported sale price of the Common Stock was $10.81.

Administration. To the extent necessary to comply with the requirements of Rule 16b-3 of the Securities Exchange Act of 1934 ("Rule 16b-3"), the 1992 Plan may be administered by the Board of Directors, or, at the option of the Board of Directors, by a committee of two or more qualifying, non-employee directors. The 1992 Plan is currently administered by the Committee consisting of Messrs. Edelstein, Fritz, and Zakon. To the extent permitted under Rule 16b-3, the Committee has complete authority to construe, interpret and administer the provisions of the 1992 Plan, to determine which persons are to be granted options and the terms and conditions of such option grants, and to make all other determinations necessary or deemed advisable in the administration of the 1992 Plan.


                                      (15)

Eligibility. Eligibility to participate in the 1992 Plan is limited to employees and directors of the Company and its subsidiaries as determined by the Committee. The Company has six directors and 61 Company and subsidiary employees who have grants under the 1992 Plan. Directors who serve on the Committee are not eligible for discretionary grants under the 1992 Plan, but are automatically granted NQSOs of 7,500 shares in each calendar year.

Terms of Options; Limitations on Exercise Right. The exercise price of options will be set by the Committee but must be at least the fair market value of the Common Stock on the date of grant (and not less than 110% of the fair market value in the case of an ISO granted to an optionee owning 10% or more of the Common Stock of the Company). Generally, options are not exercisable after the expiration of ten years from the date of grant (or five years in the case of ISOs granted to an optionee owning 10% or more of the Common Stock of the Company).

The exercise price for the options may be paid by the delivery of cash, a certified cashier's check, or, at the Company's option, by the delivery of shares of Common Stock having a fair market value (on the date preceding exercise) equal to the exercise price. The Company may make financing available to the optionee on such terms as the Committee shall specify.

An option may not be exercised except by the optionee or by a person who has obtained the optionee's rights under the option by will or under the laws of descent and distribution or pursuant to a qualified domestic relations order.

The 1992 Plan provides that upon a change of control, all options vest and the Board of Directors or the Committee may allow an option holder to "put" the excess of the then fair market value over the exercise price of the options to the Company.

Termination of Employment. The Committee will determine at the time an option is granted what conditions will apply to the exercise of the option in the event the holder ceases to be an employee of the Company or any of its subsidiaries for any reason. In the event of the death of an option holder while employed by or serving as a director of the Company or any of its subsidiaries, the option will be exercisable within the year next succeeding the date of death or such other period as may be specified in the option agreement, but in no case later than the expiration date of the option.

Amendment and Termination. The Board of Directors may amend, abandon, suspend or terminate the 1992 Plan or any portion thereof at any time; provided, however, that, to the extent required by Rule 16b-3 and the Securities and Exchange Commission's interpretations and releases under Rule 16b-3, no amendment can be made without stockholder approval that would materially (i) increase the benefits accruing to participants under the 1992 Plan, (ii) increase the number of securities that may be issued under the 1992 Plan (other than pursuant to the anti-dilution provisions), or (iii) modify the requirements regarding eligibility for participation in the 1992 Plan.

Certain Federal Income Tax Considerations. An optionee receiving ISOs will not realize any taxable income, and the Company will not be entitled to a federal income tax deduction, at the time of the option grant. Moreover, generally speaking, no taxable income will be realized and the Company will not be entitled to a federal income tax deduction at the time the ISO is exercised. However, there may be certain alternative minimum tax consequences to the optionee resulting from the exercise of an ISO. Upon a sale of the Common Stock acquired upon exercise of an ISO, the optionee generally will realize a capital gain or capital loss, and the Company will receive no deduction.

An optionee receiving NQSOs will not realize any taxable income, and the Company will not be entitled to any federal income tax deduction, at the time of the option grant. At the time the NQSO is exercised, the optionee generally will realize ordinary income in an amount equal to the excess of the fair market value of the Common Stock on the date of exercise over the option exercise price paid. The Company will generally be entitled to a corresponding federal income tax deduction.


                                      (16)

Description of 1998 Amendment

The following is a summary of the provisions of the 1998 Amendment.

As of March 10, 1998, 58,120 shares of Common Stock were available for grant under the 1992 Plan. The Option Plan Amendment would make an additional 900,000 shares of the Company's authorized but unissued shares of Common Stock available for grant under the 1992 Plan.

Currently, the 1992 Plan provides that the members of the Committee automatically receive a NQSO option grant of 7,500 shares on the first trading day following January 1 of each year. This automatic grant to the Committee members is one of the requirements for the 1992 Plan to comply with Rule 16b-3. The 1998 Amendment would change the date for the grant to coincide with the Company's first regular meeting of the Board of Directors in each calendar year, or the last day in January of each year that the Company's Common Stock publicly trades, whichever occurs first. The 1998 Amendment will also comply with Rule 16b-3.

Summary of 1992 Plan (as proposed to be amended).

The following table sets forth, to the extent determinable, the number of options that will be received by certain individuals and groups under the 1992 Plan if the 1998 Amendment is approved, and options previously granted under the 1992 Plan. The dollar value of options to be awarded under the 1992 Plan is not determinable; the exercise price of the options will be at least 100% of the fair market value of the Common Stock on the date of grant. For certain information concerning the potential realizable value of options outstanding under the 1992 Plan, see "EXECUTIVE COMPENSATION - AGGREGATED OPTIONS/SAR EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTIONS/SAR VALUES."

                              AMENDED PLAN BENEFITS

                             1992 STOCK OPTION PLAN
                       (AS AMENDED BY THE 1998 AMENDMENT)

-----------------------------------------------------------------------------------------
Name and Position                                                         Number of Units
-----------------------------------------------------------------------------------------
Robert A. Young III, Director Nominee and President - CEO                     (1)(2)
Lary R. Scott, Executive Vice President                                       (1)(2)
David E. Stubblefield, ABF President - CEO                                    (1)(2)
David E. Loeffler, Vice President - CFO                                       (1)(2)
Frank Edelstein, Director Nominee                                             (1)(3)
J. Lavon Morton, Vice President - Financial Reporting                         (1)(2)
Richard F. Cooper, Vice President - Administration                            (1)(2)
Non-Executive Director Group                                                  (1)(3)
Executive Group                                                               (1)(2)
Non-Executive Officer Employee Group                                          (1)(4)

(1) Except for Committee members, the number of, and recipients of, options to be granted under the 1992 Plan are at the Committee's discretion and therefore are not determinable. Except for the Committee members, none of these individuals would automatically receive option grants as a result of the 1998 Amendment.

(2) Since July 1992, the Executive Group has been granted an aggregate of 315,200 option shares, at per share exercise prices ranging from $5.125 to $12.75. None of this Group would automatically receive option grants as a result of the 1998 Amendment.

(3) Three members of the Non-Executive Director Group, Messrs. Edelstein, Fritz and Zakon, are Committee members and would each receive 7,500 option shares of the Company's Common Stock in January of 1999 through 2002 under the 1992 Plan, irregardless of the adoption of the 1998 Amendment. Two members of this group, Messrs. Marquard and Morris, are not Committee members and would not receive any automatic grants


                                      (17)
     as a result of the 1998 Amendment. Since May 1993, Messrs. Marquard and Morris have each received an aggregate of 45,000 option shares under the 1992 Plan at per share exercise prices ranging from $4.625 to $12.25. Since May 1994, Messrs. Edelstein, Fritz and Zakon have each received an aggregate of 37,500 option shares under the 1992 Plan at per share exercise prices ranging from $4.44 to $12.75. Messrs. Edelstein, Fritz and Zakon each received in May 1993 an option of 7,500 shares at an exercise price of $9.50 per share under a separate stock option plan that was discontinued in 1994.

(4) Since July 1992, the 57 members of this group have been granted an aggregate of 1,302,300 option shares, at per share exercise prices ranging from $5.125 to $13.875.

The Board of Directors believes that the 1998 Amendment is in the best interest of the Company and its stockholders and is necessary to enable it to attract and retain qualified outside directors and key employees of the Company and subsidiaries. Assuming the presence of a quorum, the affirmative vote of a majority of the shares present, in person or by proxy, to vote at the 1998 Annual Meeting is necessary for the approval of the 1998 Amendment.

                  PROPOSAL III. RATIFICATION OF APPOINTMENT OF
                              INDEPENDENT AUDITORS

          THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL III.

The firm of Ernst & Young LLP served as independent auditors for the Company for the fiscal year ended December 31, 1997. Pursuant to the recommendation of the Audit Committee, the Board has appointed that firm to continue in that capacity for the fiscal year 1998, and recommends that a resolution be presented to stockholders at the 1998 Annual Meeting to ratify that appointment.

In the event the stockholders fail to ratify the appointment of Ernst & Young LLP, the Board will appoint other independent public accountants as auditors. Representatives of Ernst & Young LLP will attend the 1998 Annual Meeting. They will have the opportunity to make a statement and respond to appropriate questions from stockholders.

                                 OTHER MATTERS

The Board does not know of any matters that will be presented for action at the 1998 Annual Meeting other than those described above and matters incident to the conduct of the meeting. If, however, any other matters not presently known to management should come before the 1998 Annual Meeting, it is intended that the shares represented by the accompanying proxy will be voted on such matters in accordance with the discretion of the holders of such proxy.

                              COST OF SOLICITATION

The cost of soliciting proxies will be borne by the Company. Proxies may be solicited by directors, officers, or regular employees of the Company in person, by telephone, telegram, or other means. The Company has retained Corporate Investor Communications, Inc. to assist in the solicitation and sending of proxy material. The Company will pay approximately $5,500 for these services.

                 STOCKHOLDER PROPOSALS FOR 1999 ANNUAL MEETING

Pursuant to Securities and Exchange Commission regulations, stockholder proposals submitted for next year's proxy statement must be received by the Company no later than the close of business on December 11, 1998 to be considered. Proposals should be addressed to Richard F. Cooper, Secretary, Arkansas Best Corporation, 3801 Old Greenwood Road, Fort Smith, AR 72903. In order to prevent controversy about the date of receipt of a proposal, the


                                      (18)

Company strongly recommends that any stockholder wishing to present a proposal submit the proposal by certified mail, return receipt requested.

                                    GENERAL

Upon written request, the Company will provide stockholders with a copy of its Annual Report on Form 10-K to the Securities and Exchange Commission (including financial statements and schedules thereto) for the fiscal year ended December 31, 1997, without charge. Direct written requests to: David Humphrey, Director - Investor Relations, Arkansas Best Corporation, 3801 Old Greenwood Road, Fort Smith, AR 72903.

             PLEASE SIGN, DATE AND RETURN YOUR PROXY CARD PROMPTLY



                                                       /s/ Richard F. Cooper

Fort Smith, Arkansas                                   RICHARD F. COOPER
Date: April 10, 1998                                       Secretary



                                      (19)

PROXY                                                                      PROXY
                           ARKANSAS BEST CORPORATION

                   PROXY SOLICITED BY THE BOARD OF DIRECTORS
             FOR THE ANNUAL MEETING OF STOCKHOLDERS -- MAY 7, 1998

Richard F. Cooper, with the power of substitution and revocation, is hereby authorized to represent the undersigned, with all powers which the undersigned would possess if personally present, to vote all shares the undersigned is entitled to vote at the Anual Meeting of Stockholders of Arkansas Best Corporation to be held at 3801 Old Greenwood Road, Fort Smith, Arkansas 72903, at 9:00 A.M. CDT on Thursday, May 7, 1998, and at any postponements or adjournments of that meeting, as set forth below, and in their discretion upon any other business that may properly come before the meeting.

     THIS PROXY WILL BE VOTED AS SPECIFIED OR, IF NO CHOICE IS SPECIFIED, WILL BE VOTED FOR THE ELECTION OF THE NOMINEES NAMED AND FOR EACH OF THE OTHER PROPOSALS SPECIFIED HEREIN.

                ** CONTINUED AND TO BE SIGNED ON REVERSE SIDE**

                           ARKANSAS BEST CORPORATION
    PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY [X]

                                                     WITHHELD
                                          FOR all    from all
                                          nominees   nominees  FOR all nominees, except vote withheld from the following nominee(s):

I.  Nominees: Robert A. Young. III and      [ ]         [ ]          [ ]
    and Frank Edelstein.                                                    --------------------------------------------------------

                                            FOR       AGAINST      ABSTAIN                            FOR       AGAINST      ABSTAIN
II. Amendment to Arkansas Best Corporation  [ ]         [ ]          [ ]    III. To ratify the        [ ]         [ ]          [ ]
    1992 Stock Option Plan.                                                      appointment of
                                                                                 Ernst & Young LLP
                                                                                 as the Company's
                                                                                 independent certified
                                                                                 accountants.

                                                                                              PLEASE SIGN EXACTLY AS NAME APPEARS
                                                                                              HEREON. JOINT OWNERS SHOULD EACH SIGN.
                                                                                              WHERE APPLICABLE, INDICATE OFFICIAL
                                                                                              POSITION OR REPRESENTATIVE CAPACITY.

                                                                                              DATE:
                                                                                                   ---------------------------------

                                                                                              --------------------------------------
                                                                                              SIGNATURE

                                                                                              --------------------------------------
                                                                                              SIGNATURE

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ABOVE PROPOSALS.

                            o FOLD AND DETACH HERE o

                            YOUR VOTE IS IMPORTANT!

        PLEASE MARK, SIGN, DATE AND MAIL THE ABOVE PROXY CARD PROMPTLY,
                          USING THE ENCLOSED ENVELOPE.